UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      November 15, 2004

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania	19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (610) 480-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On November 15, 2004, InfraSource Services, Inc. (the “Company”) issued a press release reporting its results of operations for the three and nine-month periods ended September 30, 2004.  The press release previously furnished by the Company on Form 8-K contained two typographical errors.  In the penultimate sentence in the third paragraph under the section “Nine Months Financial Review”, the reference to “the nine months ended June 30, 2004” should be “the nine months ended September 30, 2004”, and in the fourth column in Table #1 – Reconciliation of net income (loss) to income (loss) as adjusted (After-Tax), the reference to “September 30, 3003” should be “September 23, 2003”.  A copy of the Company’s corrected press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

99.1         Press release, dated November 15, 2004, issued by InfraSource Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.

Date: November 15, 2004	By:	/s/ James Leyden
		Name:	James Leyden
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 15, 2004, issued by InfraSource Services, Inc.